                                                    As Amended November 4, 1997

                                    U.S. BANCORP
                             1997 STOCK INCENTIVE PLAN


     SECTION 1.  PURPOSE; EFFECT ON PRIOR PLANS.

               (a) PURPOSE. The purpose of the U.S. Bancorp 1997 Stock Incentive Plan (the "Plan") is to aid in attracting and retaining employees, management personnel and other personnel and members of the Board of Directors who are not also employees ("Non-Employee Directors") of First Bank System, Inc. (which, following the Merger as defined herein will be renamed U.S. Bancorp) (the "Company") capable of assuring the future success of the Company, to offer such personnel and Non-Employee Directors incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel and Non-Employee Directors an opportunity to acquire a proprietary interest in the Company.

               (b) EFFECT ON PRIOR PLANS. First Bank System, Inc. hereby adopts the Plan, subject to approval by the stockholders of First Bank System, Inc., and subject further to consummation of the merger of the current U. S. Bancorp with and into First Bank System, Inc. (the "Merger") pursuant to the terms of the Agreement and Plan of Merger by and between First Bank System, Inc. and the current U. S. Bancorp dated as of March 19, 1997. As so established and approved, the Plan shall be known as the 1997 Stock Incentive Plan. On the effective date of the Plan determined in accordance with Section 10 of the Plan, for purposes of administration and share accounting pursuant to Sections 3 and 4 of the Plan, the following plans of First Bank System, Inc. and the current U. S. Bancorp shall be considered to be incorporated in the Plan: the First Bank System, Inc. 1996 Stock Incentive Plan, the First Bank System, Inc. 1987 Stock Option Plan, the 1988 Equity Participation Plan, the FirsTier Financial, Inc. Omnibus Equity Plan (as assumed by First Bank System, Inc.), and the WCIC 1984 Stock Option and Incentive Plan (as assumed by First Bank System, Inc.) (the "FBS Plans") and the current U. S. Bancorp's 1993 Stock Incentive Plan, 1985 Stock Incentive Plan, 1984 Stock Incentive Plan, 1973 Stock Incentive Plan, HeartFed Option Plan, West One Option Plan, CBI Employee Plan, 1995 Director Plan, 1993 Director Plan, 1990 Director Plan and Subsidiary Director Plan (the "U. S. Bancorp Plans"). All outstanding options, restricted stock and other awards issued under the FBS Plans and the U. S. Bancorp Plans shall remain subject to the terms and conditions of the plans under which they were issued, but shares of stock relating to outstanding options, restricted stock or other awards issued under the FBS Plans and the U. S. Bancorp Plans are considered shares of stock subject to the Plan under Section 4 of the Plan.

     SECTION 2.  DEFINITIONS.

               As used in the Plan, the following terms shall have the meanings set forth below:

               (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

               (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or other Stock-Based Award granted under the Plan.

               (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

               (d) "Change in Control" shall have the meaning ascribed to such term in any Award Agreement, and shall include phrases of similar meaning such as, by way of example but not limitation, "Full Change in Control" and "Partial Change in Control."

               (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

               (f) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than two directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 (which term "Non-Employee Director" is defined in this paragraph for purposes of the definition of "Committee" only and is not intended to define such term as used elsewhere in the
     Plan). Each member of the Committee shall also be an "outside director" within the meaning of Section 162(m) of the Code.

               (g) "Eligible Person" shall mean any employee, officer, director (including any Non-Employee Director), consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

               (h) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be the closing price of the Shares as reported on the New York Stock Exchange on such date, if the Shares are then traded on the New York Stock Exchange.

               (i)  "Incentive Stock Option" shall mean an option granted under
     Section 6(a) of the Plan that is intended to meet the requirements of
     Section 422 of the Code or any successor provision.

               (j) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan, or Section 6(g) of the Plan in the case of grants to Non-Employee Directors, that is not intended to be an Incentive Stock Option.

               (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

               (l) "Other Stock-Based Award" shall mean any right granted under Section 6(e) of the Plan.

               (m) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

               (n)  "Performance Award" shall mean any right granted under
     Section 6(d) of the Plan.

               (o) "Person" shall mean any individual, corporation, partnership, association or trust.

               (p) "Qualifying Termination" shall mean a termination of employment under circumstances that, in the judgment of the Committee, warrant acceleration of the exercisability of Options or the lapse of restrictions relating to Restricted Stock or Restricted Stock Units. A Qualifying Termination may apply to large-scale terminations of employment involving the disposition or divestiture of businesses or legal entities or similar circumstances.

               (q)  "Restricted Stock" shall mean any Share granted under
     Section 6(c) of the Plan.

               (r)  "Restricted Stock Unit" shall mean any unit granted under
     Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

               (s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

               (t) "Shares" shall mean shares of Common Stock, $1.25 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 7(c) of the Plan.

               (u) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

     SECTION 3.  ADMINISTRATION.

               The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or Restricted Stock Units; PROVIDED, HOWEVER, that any such acceleration of exercisability or lapse of restrictions shall be limited to accelerations relating to a Change in Control, a Qualifying Termination, death, disability or any circumstances set forth in an Award Agreement in effect at the time this proviso was adopted as part of the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
     (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     SECTION 4.  SHARES AVAILABLE FOR AWARDS.

               (a)  SHARES AVAILABLE.  Subject to adjustment as provided in
     Section 7(c), the total number of Shares available for granting Awards under the Plan shall be 22,125,802 (12,894,977 of which were previously authorized and subject to outstanding Awards under the FBS Plans or authorized and available for grant under the First Bank System, Inc. 1996 Stock Incentive Plan, 3,230,825 of which were previously authorized and subject to outstanding Awards under the U.S. Bancorp Plans and 6,000,000 of which will be authorized upon stockholder approval of the Plan and subject to consummation of the Merger); PROVIDED, HOWEVER, that the total number of Shares authorized under the Plan shall be deemed to be reduced automatically, as of the effective date of the Plan determined in accordance with Section 10 of the Plan, by that number of Shares that were subject to outstanding awards under the FBS Plans and the U. S. Bancorp Plans, as of the date of adoption of the Plan by the First Bank System, Inc. Board of Directors, that are no longer subject to outstanding awards as of the date of the Merger. Not more than 1,000,000 of such Shares, subject to adjustment as provided in Section 7(c) of the Plan, will be available for granting additional Awards of Restricted Stock following the effective date of the Plan determined in accordance with Section 10 of the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. For purposes of the previous two sentences, the term "Award" shall explicitly include any awards outstanding under the FBS Plans and the U. S. Bancorp Plans as of the effective date of the Plan determined in accordance with Section 10 of the Plan.

               (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Such Shares may again become available for granting Awards under the Plan pursuant to the provisions of Section 4(a) of the Plan, subject to the limitations set forth in Section 4(c) of the Plan.

               (c) INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan, on and after the effective date of the Plan determined in accordance with Section 10 of the Plan, shall not exceed 6,000,000, subject to adjustment as provided in Section 7(c) of the Plan and Section 422 or 424 of the Code or any successor provisions.

               (d) AWARD LIMITATIONS UNDER THE PLAN. No Eligible Person may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 1,000,000 Shares (subject to adjustment as provided in Section 7(c) of the Plan), in the aggregate, in any calendar year beginning with the year commencing January 1, 1997. The foregoing limitation specifically includes the grant of any "performance-based" Awards within the meaning of Section 162(m) of the Code.

     SECTION 5.  ELIGIBILITY.

               Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant; PROVIDED, HOWEVER, that an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

     SECTION 6.  AWARDS.

               (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                    (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                    (ii) OPTION TERM. The term of each Option shall be fixed by the Committee.

                    (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                    (iv) RELOAD OPTIONS. The Committee may grant "reload" options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of shares of the Company's Common Stock owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, and/or when shares of the Company's Common Stock are tendered or forfeited as payment of the amount to be withheld under applicable tax laws in connection with the exercise of an option, which new Option would be an option to purchase the number of Shares not exceeding the sum of (A) the number of shares of the Company's Common Stock provided as consideration upon the exercise of the previously granted option to which such "reload" option relates and (B) the number of shares of the Company's Common Stock tendered or forfeited as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such "reload" option relates. "Reload" options may be granted with respect to options granted under this Plan or any other stock option plan of the Company or any of its affiliates (which shall explicitly include plans assumed by the Company in connection with mergers and the like). Such "reload" options shall have a per share exercise price equal to the Fair Market Value as of the date of grant of the new Option. Any such reload options shall be subject to availability of sufficient shares for grant under the Plan.

               (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock

     Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

               (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                    (i) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Except as otherwise provided herein, Awards of Restricted Stock and Restricted Stock Units shall contain restrictions that lapse no sooner than three years following the date of grant or, in the case of Awards with performance-based vesting provisions, no sooner than one year following the date of grant; PROVIDED, HOWEVER, that restrictions may lapse sooner than such dates as to portions of such Awards so long as restrictions as to the total number of Shares covered by such Awards do not lapse sooner than such dates; and PROVIDED, FURTHER, that such limitations shall not apply to Awards granted to new employees as part of initial terms of employment, Awards granted to new or existing employees in connection with the acquisition of businesses or assets by the Company, or to Awards in effect at the time this proviso was adopted as part of the Plan.

                    (ii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

                    (iii) FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may, when it finds that a waiver would be in the best interest of the Company, including, without limitation, in connection with Changes in Control, Qualifying Terminations, death or disability, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

               (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

               (e) OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; PROVIDED, HOWEVER, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this
     Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

               (f) GENERAL. Except as otherwise specified with respect to Awards to Non-Employee Directors pursuant to Section 6(g) of the Plan:

                    (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                    (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                    (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

                    (iv) LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and PROVIDED, FURTHER, except in the case of an Incentive Stock Option, Awards may be transferable as specifically provided in any applicable Award Agreement or amendment thereto pursuant to terms determined by the Committee. Except as otherwise provided in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), pursuant to terms determined by the Committee, each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise provided in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive
           Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                    (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee.

                    (vi) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

               (g) NON-QUALIFIED STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS. The Committee shall issue Non-Qualified Stock Options to Non-Employee Directors in accordance with this Section 6(g).

               Each Non-Employee Director serving on the Company's Board of Directors immediately prior to the Merger was granted an Option to purchase 2,500 Shares (subject to adjustment pursuant to Section 7(c) of the Plan) pursuant to the terms of the First Bank System, Inc. 1991 Stock Incentive Plan or the First Bank System, Inc. 1996 Stock Incentive Plan. Each Non-Employee Director first elected or appointed to the Company's Board of Directors following the Merger and during the term of the Plan shall be granted, as of the date of such Director's first election or appointment to the Board of Directors, a Non-Qualified Stock Option to purchase 2,500 Shares (subject to adjustment pursuant to Section 7(c) of the Plan). Each Non-Employee Director shall be granted during the term of the Plan, as of the date of each Annual Meeting of Stockholders of the Company commencing with the 1998 Annual Meeting of Stockholders of the Company, if such Director's term of office continues after such date, a Non-Qualified Stock Option to purchase 1,700 Shares (subject to adjustment pursuant to Section 7(c) of the Plan).

               Each Non-Qualified Stock Option granted to a Non-Employee Director pursuant to this Section 6(g) shall be exercisable in full as of the date of grant, shall have an exercise price equal to the Fair Market Value of a Share on the date of grant and shall expire on the tenth anniversary of the date of grant, except as provided below.

               Except as hereinafter provided, each Option granted pursuant to this Section 6(g) (including those Options granted pursuant to Section 6(h) of the First Bank System, Inc. 1991 Stock Incentive Plan as provided therein and under Section 6(g) of the First Bank System, Inc. 1996 Stock Incentive Plan as provided therein) shall be deemed to include a provision entitling the optionee to a further Non-Qualified Stock Option (a "Non-Employee Director Reload Option") in the event the optionee exercises such an Option, in whole or in part, by surrendering other Shares in accordance with this Section 6(g) (including any predecessor provision under the First Bank System, Inc. 1991 Stock Incentive Plan or the First Bank System, Inc. 1996 Stock Incentive Plan) and the terms of the Option and/or when shares of the Companys Common Stock are delivered or withheld as payment of an amount representing tax obligations in connection with the exercise of an option. Any such Non-Employee Director Reload Option (i) shall be for a number of Shares equal to the sum of (x) the number of Shares surrendered as part or all of the exercise price of the Option to which it relates plus (y) the number of

     Shares, if any, delivered or withheld as payment of an amount representing tax obligations in connection with the exercise of the Option to which it relates; (ii) shall have an expiration date which is the same as the expiration date of the Option to which it relates; (iii) shall have an exercise price equal to the Fair Market Value of a Share on the date of exercise of the Option to which it relates; and (iv) shall be exercisable in full as of the date of grant. A Non-Employee Director Reload Option may be reloaded under the same terms, provided that the original Option to which such series of Non-Employee Director Reload Options relates may be reloaded a maximum of three times. Non-Employee Director Reload Options shall only be granted to a Director during such Director's term as a Non-Employee Director. Any such Non-Employee Director Reload Option shall be subject to availability of sufficient shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Non-Employee Director Reload Option.

               All grants of Non-Qualified Stock Options pursuant to this
     Section 6(g) shall be automatic and non-discretionary and shall be made strictly in accordance with the foregoing terms and the following additional provisions:

                    (i) Non-Qualified Stock Options granted to a Non-Employee Director hereunder shall terminate and may no longer be exercised if such Director ceases to be a Non-Employee Director of the Company, except that:

                         (A) If such Director's term shall be terminated for any reason other than gross and willful misconduct, death, disability, or retirement, such Director may at any time within a period of three months after such termination, but not after the termination date of the Option, exercise the Option.

                         (B) If such Director's term shall be terminated by reason of gross and willful misconduct during the course of the term, including but not limited to, wrongful appropriation of funds of the Company or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct.

                         (C) If such Director's term shall be terminated by reason of disability or retirement, such Director may exercise the Option in accordance with the terms thereof as though such termination had never occurred. If such Director shall die following any such termination, the Option may be exercised in accordance with its terms by the personal representatives or administrators of such Director or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution.

                         (D) If such Director shall die while a Director of the Company or within three months after termination of such Director's term for any reason other than disability or retirement or gross and willful misconduct, the Option may be exercised in accordance with its terms by the personal representatives or administrators of such Director or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution.

               (ii) Non-Qualified Stock Options granted to Non-Employee Directors may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal executive offices, to the attention of the Company's Secretary. The notice shall state the number of shares as to which the Option is being exercised and be accompanied by payment of the purchase price. A Non-Employee Director may, at such Director's election, pay the purchase price by check payable to the Company, by promissory note, or in shares of the Company's Common Stock, or in any combination thereof having a Fair Market Value on the exercise date equal to the applicable exercise price. If payment or partial payment is made by promissory note, such note shall be a full recourse note and shall
     (A) be secured by the Shares to be delivered upon exercise of such Option,
     (B) be limited in principal amount to the maximum amount permitted under applicable laws, rules and regulations, (C) be for a term of six years and
     (D) bear interest at the applicable federal rate (as determined in accordance with Section 1274(d) of the Code), compounded semi-annually.

               (iii) In order for a Non-Employee Director to satisfy obligations under tax laws in connection with an Option granted pursuant to this
     Section 6(g) (including any predecessor provision under the First Bank System, Inc. 1991 Stock Incentive Plan and the First Bank System, Inc.
     1996 Stock Incentive Plan), such Director may (A) elect to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of such Option with a Fair Market Value equal to the amount of such taxes (an "Election") or (B) deliver to the Company Shares other than Shares issuable upon exercise of such Option with a Fair Market Value equal to the amount of such taxes. An Election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     SECTION 7.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

               Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

               (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                    (i) would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

                    (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

               (b) AMENDMENTS TO AWARDS. Except as otherwise explicitly provided herein, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided. Except as provided in Section 7(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price without the approval of the stockholders of the Company.

               (c) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or other similar corporate transaction or event affecting the Shares would be reasonably likely to result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, the availability of any tandem stock appreciation rights or "reload" option rights, if any, contained in any Option Award, and any change in control or similar provisions of any Award), the Committee shall, in such manner as it shall deem equitable or appropriate in order to prevent such diminution or enlargement of any such benefits or potential benefits, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and
     (iii) the purchase or exercise price with respect to any Award; PROVIDED, HOWEVER, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

               (d) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

     SECTION 8.  INCOME TAX WITHHOLDING.

               In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     SECTION 9.  GENERAL PROVISIONS.

               (a)  NO RIGHTS TO AWARDS.  Except as otherwise provided in
     Section 6(g) of the Plan, no Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

               (b) DELEGATION. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

               (c) AWARD AGREEMENTS. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

               (d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

               (e) NO RIGHT TO EMPLOYMENT, ETC. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a Non-Employee Director the right to continue as a Director, of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a Non-Employee Director, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

               (f) GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Minnesota.

               (g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

               (h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

               (i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

               (j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

               (k) SECTION 16 COMPLIANCE. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Securities and Exchange Act of 1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other Participants.

     SECTION 10.  EFFECTIVE DATE OF THE PLAN.

               The Plan shall be effective as of the effective date of the Merger, subject to prior approval by the stockholders of First Bank System, Inc. in accordance with applicable law.

     SECTION 11.  TERM OF THE PLAN.

               New Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.


                                     -19-